UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                   FORM 8-K/A


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported) August 25, 2004
                                                 ---------------

                  Corporate Property Associates 15 Incorporated
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Maryland
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                 (State or Other Jurisdiction of Incorporation)

        000-50249                                         52-2298116
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(Commission File Number)                       (IRS Employer Identification No.)


  50 Rockefeller Plaza, New York, NY                                     10020
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(Address of Principal Executive Offices)                              (Zip Code)

                                  212-492-1100
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Digi Reports Fiscal 2003 Third Quarter Results - Page 2


                            Section 8 - Other Events

Item 8.01.  Other Events

On August 25, 2004, the Registrant, through a press release issued by its advisor, W. P. Carey & Co. LLC, announced that its shareholders and the shareholders of Carey Institutional Properties Incorporated ("CIP(R)") approved the merger of the two companies, whereby the Registrant acquired CIP. The press release as issued contained an error, stating that the number of shares issued to CIP shareholders by the Registrant was 16.3 million, when the correct number of shares should have been approximately 17.7 million shares. Attached hereto and incorporated herein by reference as Exhibit 99.1 is the corrected press release regarding the shareholder action, which was released later on August 25, 2004.

                  Section 9 - Financial Statements and Exhibits

Item 9.01.   Financial Statements and Exhibits

(c) Exhibits

The following exhibit is furnished as part of this Current Report on Form 8-K:

Exhibit Index
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Exhibit No.                            Exhibit
-----------                            -------
 99.1                               Press Release

Digi Reports Fiscal 2003 Third Quarter Results - Page 3


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        CORPORATE PROPERTY ASSOCIATES 15 NCORPORATED



                           By:/s/  Gordon F. DuGan
                              -------------------
                             Gordon F. DuGan, Co-Chief Executive Officer


Date:  August 25, 2004